                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



                               April 17, 1996
         Date of Report (Date of earliest event reported)


                          FIELDS AIRCRAFT SPARES
        (Exact name of Registrant as specified in its charter)


  Utah                         0-27100                      95-4218263
(State  or  other          (Commission File               (IRS Employer
jurisdiction of                Number)                  Identification No.)
Incorporation)


                          2251-A Ward Avenue
                         Simi Valley, CA  93005
             (Address of principal executive offices)
                            (Zip Code)

                          (805) 583-0050
       (Registrant's telephone number, including area code)

Item 5.  Other Events.

      On April 17, 1996 the Securities and Exchange Commission ("Commission") notified the Company that it had no further comments on the Form 10-SB that had been filed with the Commission on
October   30,  1995.   Based  on  that  event,  McDonnell   Douglas
Corporation ("MDC") filed a Form 3 and Schedule 13-D with the Commission claiming beneficial ownership in 355,626 common shares of the Company based on its right to convert the Series A Convertible Preferred Stock of Fields Aircraft Spares Incorporated, a California corporation and wholly owned subsidiary of the Company (the "Preferred Stock"), owned by MDC for 25% of the common shares of the Company on a fully-diluted basis. The Company had stated to the Commission in writing that upon MDC's filing of the Schedule 13-D or similar filing indicating beneficial ownership in the Company, the Company's financial statements would thereafter reflect the acquisition of the minority interest, which represents MDC's investment in the Preferred Stock. Accordingly, while no common shares have been issued to MDC in conversion of the Preferred
Stock, the Company is filing as an Exhibit to this Form 8-K, its financial statements modified to reflect the acquisition of the minority interest in anticipation of 355,626 common shares of the Company being issued upon the conversion of the Preferred Stock to common shares of the Company. Common shares will be issued approximately ten (10) days following the earlier of: (I) the date on which MDC gives written notice to the Company of its intention to exchange the Preferred Stock for common shares; or (ii) the date on which the common shares are approved for quotation on, and are quoted for trading on, the Nasdaq SmallCap Market.

      As of April 30, 1996, the Company reached a final settlement with its insurance company with respect to the Company's warehouse in Fillmore, California that was damaged by earthquake in January 1994. The settlement has resulted in a casualty gain of $909,000. The financial statements, attached as Exhibit A, for the four months ended April 30, 1996, reflect the non-recurring gain recorded as a result of this settlement.


Item 7.   Exhibits and Financial Statements.

          The following financial statements are filed herewith.

          Title of Documents

          Unaudited Consolidated Balance Sheet at April  30,  1996
                and December 31, 1995.

          Unaudited Consolidated Statement of Operations for the four months ended April 30, 1996.

          Unaudited Consolidated Statement of Cash Flows for four months ended April 30, 1996.

          Unaudited Statement of Shareholders' Equity for the four months ended April 30, 1996.

          Notes to Consolidated Financial Statements.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIELDS AIRCRAFT SPARES, INC.



Date June 3, 1996                  By s/s Alan M. Fields
                                 Alan M. Fields, President

                    FIELDS AIRCRAFT SPARES INC.
          FORMERLY KNOWN AS FIELDS INDUSTRIAL GROUP, INC.

               UNAUDITED CONSOLIDATED BALANCE SHEET
            AS OF APRIL 30, 1996 AND DECEMBER 31, 1995


                              ASSETS


                                                1996           1995

CURRENT ASSETS:
  Cash                                       $  100,000      $  111,000
  Accounts and other receivables,
      less allowance for doubtful
        accounts   of  $10,000                2,300,000       1,281,000
  Inventory                                   7,838,000       7,652,000
  Prepaid expenses                              105,000         146,000
                                             ------------    ------------
          Total current assets              $10,343,000     $ 9,190,000



LAND, BUILDINGS AND EQUIPMENT:
  Land                                      $   210,000     $   210,000
  Building and building improvements          1,061,000       1,132,000
  Furniture and equipment                       538,000         536,000
                                            ------------    -------------
          Totals                            $ 1,809,000     $ 1,878,000
  Less accumulated depreciation and
     amortization                               655,000         635,000
                                            ------------    -------------
            Land, building and
              equipment, net                $ 1,154,000     $ 1,243,000
                                            ------------    -------------


OTHER ASSETS:
  Debt issuance costs, net of accumulated
       amortization                         $   369,000     $   420,000
  Other assets                                  170,000          81,000
                                            ------------    --------------
          Total other assets                $   539,000     $   501,000
                                            ------------    --------------
            Total assets                    $12,036,000     $10,934,000
                                            ============    ==============

                               FIELDS
                         AIRCRAFT SPARES INC.
          FORMERLY KNOWN AS FIELDS INDUSTRIAL GROUP, INC.

               UNAUDITED CONSOLIDATED BALANCE SHEET
            AS OF APRIL 30, 1996 AND DECEMBER 31, 1995


               LIABILITIES AND SHAREHOLDERS' EQUITY

                                                 1996            1995

CURRENT LIABILITIES:
  Accounts payable                          $   857,000    $    488,000
     Other   accrued   liabilities              369,000         139,000
  Income taxes payable                                            1,000
  Current portion of notes payable            7,819,000       7,905,000

          Total current liabilities         $ 9,045,000     $ 8,533,000


MINORITY  INTEREST                          $      -        $ 2,050,000




SHAREHOLDERS' EQUITY
  Common stock                              $   297,000     $   297,000
    Additional paid-in  capital               3,426,000       1,376,000
  Retained deficit                             (732,000)     (1,322,000)

          Total shareholders' equity        $ 2,991,000     $   351,000

            Total liabilities and
              shareholders' equity          $12,036,000     $ 10,934,000

                   FIELDS AIRCRAFT SPARES, INC.
          FORMERLY KNOWN AS FIELDS INDUSTRIAL GROUP, INC.

          UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
             FOR THE FOUR MONTHS ENDED APRIL 30, 1996


SALES                                                    $1,793,000

COST  OF SALES                                              870,000
                                                         -----------
GROSS PROFIT                                             $  923,000
                                                         -----------
OPERATING EXPENSES:
  General and administrative                             $  834,000
Interest, net                                               405,000
                                                         ------------
        Total operating expenses                         $1,239,000
                                                         ------------
LOSS  FROM OPERATIONS                                    $ (316,000)
                                                         ------------
OTHER INCOME:
  Casualty gain                                          $  909,000
                                                         ------------
INCOME BEFORE PROVISION
 FOR INCOME TAXES                                        $  593,000

PROVISION FOR INCOME TAXES                                    3,000
                                                         ------------
NET  INCOME                                              $  590,000
                                                         ============
NET   INCOME   PER   SHARE  (fully-diluted)              $      .51
                                                         ============
NET   INCOME   PER  SHARE   (primary)                    $      .60
                                                         ============

                  FIELDS AIRCRAFT SPARES, INC.
          FORMERLY KNOWN AS FIELDS INDUSTRIAL GROUP, INC.

          UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS
             FOR THE FOUR MONTHS ENDED APRIL 30, 1996


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                               $  590,000
  Adjustments to reconcile net income to net
    cash provided by operating activities:
    Depreciation and amortization                             40,000
  Amortization of debt issuance costs                         52,000
  Loss on sale of assets                                      51,000
  Increase in accounts and other receivables              (1,019,000)
    Increase in inventory                                   (186,000)
Decrease in prepaid expenses                                  41,000
Increase in other assets                                     (89,000)
  Increase in accounts payable                               369,000
Increase in other accrued liabilities                        230,000
  Decrease in income taxes payable                            (1,000)
                                                          ------------
 Net cash provided by operating activities                $   78,000
                                                          ------------


CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of land, building and equipment                $   (3,000)
                                                          -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net payments on line of credit                          $  (76,000)
  Principal payments on notes payable                        (10,000)
                                                          -------------
  Net cash used in financing activities                   $  (86,000)
                                                          -------------
NET DECREASE IN CASH                                         (11,000)
CASH, December 31, 1995                                   $  111,000
                                                          -------------
CASH, April 30, 1996                                      $  100,000
                                                          ==============

                   FIELDS AIRCRAFT SPARES, INC.

         (Formerly known as Fields Industrial Group, Inc.)

            UNAUDITED STATEMENT OF SHAREHOLDERS' EQUITY
             FOR THE FOUR MONTHS ENDED APRIL 30, 1996

                              COMMON STOCK
                                Number of
                                 Shares                     Additional                    Total
                               Outstanding      Amount       Paid-in      Retained     Shareholder
                                                             Capital        Deficit      Equity

BALANCE, December 31, 1995       984,352      $ 297,000   $ 1,376,000    $(1,322,000)  $  351,000
Conversion of Minority Interest                             2,050,000                   2,050,000
Net Income                                                                   590,000      590,000
BALANCE, April 30, 1996          984,352      $ 297,000   $ 3,426,000    $  (732,000)  $2,991,000


1.  Summary of significant accounting policies

   In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for the fair presentation of the financial statements have been included.

 a. Principles of consolidation and company background

  The consolidated Group financial statements include the accounts of Fields Aircraft Spares, Inc., a Utah corporation, formerly known as Fields Industrial Group, Inc., hereafter referred to as FASI, and its majority-owned subsidiary Fields Aircraft Spares Incorporated, a California corporation, (FASC) and its wholly-owned subsidiary Fields Aero Management, Inc. All significant intercompany accounts and activity have been eliminated.

   In 1995, Fields Industrial Group, Inc. changed its name to Fields Aircraft Spares, Inc.

   The Group distributes new aircraft parts and equipment for use on international and domestic commercial and military aircraft and purchases and sells parts on a brokerage basis.

 b. Concentration of credit risk

   Substantially all of the Group's trade accounts receivables are due from companies in the airline industry located throughout the United States and internationally. The Group performs periodic credit evaluations of its customers' financial condition and does not require collateral. Credit losses relating to customers in the airline industry have consistently been insignificant and within management's expectations.

 c. Concentration of sales

   The Group had sales to foreign companies that amounted to 28% of total sales for the four months ended April 30, 1996.

  For the four months ended April 30, 1996, one customer accounted for $273,000 of sales and another customer accounted for $217,000 of sales.

 d. Inventory

   Inventory is valued at the lower of cost or market value using the first-in, first-out method. Where a group of parts have been purchased together as a lot, the cost of the lot is allocated to the individual parts by management, where possible, pro rata to the list selling price at the time of purchase. Consistent with industry practice, inventory is carried as a current asset but all inventory is not expected to be sold within one year.

 e. Land, building and equipment

  Land, building and equipment are recorded at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets which range from 3 to 25 years.

   The cost and related accumulated depreciation and amortization of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of operations. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized. Depreciation and amortization expense for the four months ended April 30, 1996 amounted to $40,000.

 f. Debt issuance costs

   The  debt  issuance  costs relate to the issuance  of  the  new
financing.   Amortization  of debt issuance  costs  for  the  four
months ended April 30, 1996 amounted to
$52,000.
           g.        Revenue recognition

                    The Group recognizes revenue from all types of sales under the accrual method of accounting when title transfers. Title transfers at the Group's facility.

          h.        Earnings per share

   In March 1995, FASI's shareholders authorized the reverse split of its common stock on the basis of fifty old shares for one new share. This reverse split was effective as of November 1995. All references herein to the number of shares are after the reverse split.

                      Earnings per share is based on the following weighted average number of shares on a fully-diluted basis which was 1,155,783 shares at April 30, 1996.

 I. Income taxes

   The Group files consolidated income tax returns. Deferred income taxes relate to temporary differences between financial statement and income tax reporting of certain accrued expenses, state income taxes, bad debts, inventory, and depreciation.

                        In  1992,  the Group adopted Statement  of
Financial Accounting Standards No. 109, "Accounting for Income Taxes". SFAS 109 requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax basis and financial reporting basis of other assets and liabilities. The income tax effect of the temporary differences as of April 30, 1996 and December 31, 1995 consisted of the following:


                                                      1996              1995

      Deferred tax liability resulting from
            taxable temporary differences for
            accounting for inventory              $ (314,000)      $ (314,000)
      Deferred tax asset resulting from
          deductible temporary differences
          for allowance for uncollectables             4,000           20,000
      Deferred tax asset resulting from
          deductible temporary differences
          for other accrued liabilities                                60,000
      Deferred tax asset resulting from
          deductible temporary differences
          for utilization of net operating loss
          carryforwards for income tax
          purposes.                                  991,000          729,000
      Valuation allowance resulting from the
          potential nonutilization of net operating
          loss carryforwards for income tax
          purposes                                  (681,000)        (495,000)

            Total deferred income taxes           $     0          $     0


j. Employee benefit plan

           FASC has a 401(k) Plan under Section 401(k) of the Internal Revenue Code. The Plan allows all employees who are not covered by a collective bargaining agreement to defer up to 25% of their compensation on a pre-tax basis through contributions to the Plan. Contributions to the Plan by FASC are discretionary and are determined by the Board of Directors. No contributions were made to the Plan during the four months ended April 30, 1996.

2.   Shareholders' equity

          FASI has 50,000 shares authorized of its $.001 par value preferred stock. At April 30, 1996 and December 31, 1995, there were no shares of preferred stock issued or outstanding. The preferred shares, if issued, may be granted the right to convert into common shares. On liquidation, the preferred shares may be entitled to share in the liquidation proceeds after satisfaction of creditors and prior to any distribution to the common shareholders to the extent of the preference determined by the Board of Directors at the time of issuance.

          FASI has the following common stock as of April 30, 1996 and December 31, 1995:

                                 April 30, 1996    December 31, 1995
      Authorized                    2,000,000         2,000,000
      Issued and outstanding          984,352           984,352
      Par value                          $.05              $.05

           All of the common shares have equal voting rights. The common shares have no pre-emptive or conversion rights, no redemption or sinking provisions, and are not liable for further call or assessment. Each common share is entitled to share ratably in any assets available for distribution to the common shareholders upon liquidation of the Group.

           On February 7, 1995, the Group owed $7,658,000 to McDonnell Douglas Corporation (MDC). MDC cancelled the debt in exchange for $850,000 plus 586,862 shares of Series A convertible preferred stock of FASC. This constituted full and complete satisfaction of the MDC debt. The agreement provided for the mandatory exchange of the Series A convertible preferred stock of FASC for 25% of the total common stock of FASI on a fully-diluted basis within 10 days following the date the common stock is approved for quotation on, and is quoted for trading on, the Nasdaq Stock Market as a Small Cap Market Security. The Series A convertible preferred stock carries a liquidation preference of $5,000,000; which, in the event of a liquidation of the Group, would be paid pro rata to the holders of the Series A shares. On April 17, 1996 the Securities and Exchange Commission ("Commission") notified FASI that it had no further comments on the Form 10-SB that had been filed with the Commission on October 30, 1995. MDC was notified of such event and accordingly filed a Form 3 and Schedule 13-D with the Commission claiming beneficial ownership in 355,626 common shares of FASI based on its right to convert Series A convertible preferred stock for 25% of the common stock of FASI on a fully-diluted basis. FASI had stated to the Commission in writing that upon MDC's filing of the Schedule 13-D or similar filing indicating beneficial ownership in FASI, FASI's financial statements would thereafter reflect the acquisition of the minority interest. Accordingly, while no common shares have been issued to MDC in conversion of the Series A convertible preferred stock of FASC, the financial statements have been modified to reflect the acquisition of the minority interest in anticipation of the 355,626 common shares of FASI being issued upon conversion of the Series A convertible preferred stock of FASC to common shares of FASI.

          In January 1995, FASI sold 40,000 shares of common stock for $250,000 ($6.25 per share). FASI then paid $250,000 to FASC as additional paid-in capital.

           The exchange of the MDC debt for the preferred stock of FASC was accounted for as a minority interest. A gain of $4,759,000 was recorded in the financial statements in 1995 as a result of these transactions.

           On February 9, 1995, FASC obtained new financing from Norwest Business Credit, Inc., (Norwest). FASC has a line of credit in the maximum amount of $10,000,000 with interest payable monthly at prime plus 2.5%. Although due on demand, it expires in February, 1998. The line of credit was partially used to pay the note payable to the prior lending bank and to pay $850,000 to MDC. All assets of the Group are pledged as collateral.

           On February 9, 1995, FASI sold 100% of the outstanding common stock of Fields Industrial Supply, Inc. to an unrelated party.

           As of April 30, 1996 the Group had reached a final settlement with its insurance company. Management has elected to record a casualty gain as a result of the January 1994 earthquake. A gain of $909,000 has been recorded in the financial statements for the four months ended April 30, 1996 as a result of this transaction.


3.   Notes payable

           The notes payable at April 30, 1996 and December 31, 1995 consisted of the following:

                                                               1996         1995
Line of credit from Norwest, secured by all assets
 of the Group, interest at prime plus 2.5% (10.25%
 at April 30, 1996 and 10.5% at December 31, 1995)
 payable monthly                                           $ 7,288,000  $ 7,427,000

Note payable to bank, secured by land and
 building, payable monthly at $2,396 plus interest
 at prime plus 2% (9.75% at April 30, 1996
 and 10.0% at December 31, 1995), due in 1996                  447,000      457,000

Other notes payable                                        $    84,000  $    21,000
                                                           ------------ -----------
      Total notes payable                                  $ 7,819,000  $ 7,905,000
Less current portion                                         7,819,000    7,905,000
                                                           ------------ -----------
          Notes payable, net of current portion            $      -     $      -
                                                           ============ ===========

         Principal payment requirements on all notes payable based on terms and rates in effect at April 30, 1996 are as follows:

               YEAR ENDING
                 MARCH 31,                  AMOUNT

                   1997                   $7,819,000
                Thereafter                     -

           Total interest expense for the four months ended April 30, 1996 amounted to $405,000. Total interest paid for the four months ended April 30, 1996 amounted to $342,000.


4.   Provision for income taxes

          The provision for income taxes for the four months ended April 30, 1996 consisted of the following:

          CURRENT:
               State                                 $ 3,000
                                                     --------
           Total provision for income taxes          $ 3,000
                                                     ========

           Total income taxes paid in 1996 and 1995 amounted to $2,400 each year. The Group has net operating loss carryovers available to offset future taxable income. The amount and expiration date of the carryovers are as follows:

          YEAR ENDING
          DECEMBER 31,           FEDERAL         STATE

              2007           $                $ 221,000
              2008               349,000        750,000
              2009             1,161,000        580,000
              2010               255,000        126,000

5.   Commitments

           The Group leases vehicles and equipment and office facilities under operating leases. The Minimum lease payments required under operating leases as of April 30, 1996 are as follows:

          YEAR ENDING
            APRIL 30,                             AMOUNT

              1996                             $  32,000
              1997                                16,000
              1988                                12,000
           Thereafter                                -

           Lease expense for the four months ended April 30,  1996
was $32,000.

           The Group has a contract with a financial advisor whereby the financial advisor will provide consulting services to the Group. The minimum payments required under the contract as of April 30, 1996 are as follows:

          YEAR ENDING
            APRIL 30,                             AMOUNT

              1996                             $  67,000
              1997                                55,000
           Thereafter                                -


6.   Related party transactions

           The Group leases an office facility on a month to month basis from an entity owned by certain officers of the Group.

           In November 1995 FASI issued options to 25 employees to the Group to acquire up to 82,525 common shares of FASI at a purchase price of $3.00 per share subject to certain requirements. The options must vest by November 1998.